UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio		44060-1834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On November 2, 2015, STERIS Corporation (“STERIS US”) and Synergy Health plc (“Synergy”) completed their previously announced combination (the “Combination”) whereby (i) STERIS plc, a public limited company organized under the laws of England and Wales (formerly named “New STERIS Limited”) acquired all of the outstanding shares of Synergy by means of a court-sanctioned scheme of arrangement under English law (the “Scheme”) and then (ii) a wholly owned indirect subsidiary of STERIS plc merged with and into STERIS US (the “Merger”) with STERIS US surviving the Merger as an indirect wholly owned subsidiary of STERIS plc. Under the terms of the Combination, (i) STERIS US shareholders received one ordinary share, nominal value £0.10 per share, of STERIS plc (each, a “New STERIS Share”) for each common share, no par value, of STERIS US (each, a “STERIS US Share”) outstanding immediately prior to the effective time of the Merger and (ii) Synergy shareholders received 439 pence in cash and 0.4308 New STERIS Shares for each ordinary share, nominal value 0.625 pence, of Synergy (each, a “Synergy Share”) outstanding immediately prior to the effective time of the Scheme. As a result of the Combination, both Synergy and STERIS US became wholly owned subsidiaries of STERIS plc.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

On November 2, 2015, pursuant to the Merger Agreement, dated as of October 13, 2014, as amended (the “Merger Agreement”), by and among STERIS US, STERIS plc, and certain wholly owned subsidiaries of STERIS plc, the parties thereto consummated the Merger. Pursuant to the terms of the Merger Agreement, each STERIS US Share issued and outstanding immediately prior to the Merger, other than STERIS US Shares held by STERIS US or its wholly owned subsidiaries, was converted into the right to receive one New STERIS Share.

The issuance of New STERIS Shares in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to STERIS plc’s registration statement on Form S-4 (File No. 333-200598) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on February 6, 2015. The definitive proxy statement/prospectus, dated February 9, 2015, of STERIS US and STERIS plc that forms part of that Registration Statement (the “Proxy Statement/Prospectus”) contains additional information about the Combination and the other transactions contemplated thereby, including a description of the treatment of STERIS US and Synergy equity awards and information concerning the interests of directors, executive officers and affiliates of STERIS US and Synergy.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), STERIS plc is the successor issuer to STERIS US, the New STERIS Shares are deemed to be registered under Section 12(b) of the Exchange Act, and STERIS plc is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The New STERIS Shares have been approved for listing on the New York Stock Exchange (“NYSE”) and trade under the symbol “STE.”

The foregoing description of the Combination does not purport to be complete and is qualified in its entirety by reference to the section entitled “Overview of the Combination” contained in the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Combination, STERIS US Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbol “STE.” As a result of the Combination, each STERIS US Share issued and outstanding immediately prior to the effectiveness of the Merger (other than STERIS US Shares held by STERIS US and its wholly owned subsidiaries) was converted into the right to receive one New STERIS Share. On November 3, 2015, the NYSE filed a Form 25 to withdraw the STERIS US Shares from listing and terminate the registration of the STERIS US Shares under Section 12(b) of the Exchange Act. Prior to the open of trading on the NYSE on November 3, 2015, trading in the STERIS US Shares was suspended by the NYSE, and at the open of trading New STERIS Shares began trading. STERIS US currently intends to file a Form 15 with the SEC to terminate the registration of the STERIS US Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act as soon as practicable.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

In connection with the Merger, on November 2, 2015, each STERIS US Share issued and outstanding immediately prior to the effectiveness of the Merger, other than STERIS US Shares held by STERIS US and its wholly owned subsidiaries, was converted into the right to receive one New STERIS Share. The rights of holders of New STERIS Shares are governed by STERIS plc’s Amended and Restated Articles of Association. The Amended and Restated Articles of Association of STERIS plc filed as Exhibit 3.1 to that Current Report on Form 8-K of STERIS plc filed on November 6, 2015 and the description of New STERIS Shares contained under the caption “Description of the New STERIS Shares” in the Proxy Statement/Prospectus are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the effectiveness of the Merger, on November 2, 2015, each of the directors of STERIS US immediately prior to the effectiveness of the Merger voluntarily resigned from the board of the directors of STERIS US, and Michael J. Tokich and Ronald E. Snyder became the sole directors of STERIS US.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, STERIS US’s Restated Articles of Incorporation and Amended and Restated Code of Regulations were amended and restated in their entirety. Following the Merger, STERIS US’s then-existing Articles of Incorporation and Code of Regulations were amended and restated in their entirety to reflect STERIS US’s status as a wholly owned subsidiary of STERIS plc. Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated Code of Regulations are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of STERIS Corporation

3.2	Amended and Restated Code of Regulations of STERIS Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS Corporation
(Registrant)

Date: November 6, 2015	By:	/s/ J. Adam Zangerle
	Name:	J. Adam Zangerle
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of STERIS Corporation

3.2	Amended and Restated Code of Regulations of STERIS Corporation